                                                    [ARTHUR ANDERSEN LETTERHEAD]


                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 20, 2000 included in Rural/Metro Corporation's Form 10-K/A for the year ended June 30, 2000 and to all references to our Firm included in this registration statement.


Phoenix, Arizona
October 31, 2000